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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 25, 2000

                             WALTER INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                  000-20537                  13-3429953
(State or other jurisdiction of     (Commission                (IRS Employer
incorporation or organization)      File Number)             Identification No.)

1500 NORTH DALE MABRY HIGHWAY, TAMPA, FLORIDA                      33607
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

On April 25, 2000, the Board of Directors of Walter Industries, Inc. announced that they had hired Robert G. Burton as Chairman, President and Chief Executive Officer of the Company. See press release dated April 25, 2000, which is filed as an exhibit to this form.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

        Exhibit Number     Description
        --------------     -----------

              99           Press release dated April 25, 2000
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Date:     MAY 9, 2000

                                     WALTER INDUSTRIES, INC.

                                     By: /s/ KIMBERLY A.  PEREZ
                                         ------------------------------------
                                   Title: Kimberly A.  Perez
                                          Assistant Controller - Director
                                          of Accounting and Strategic Planning